UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form
8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
January 27, 2026
First BanCorp.
(Exact Name of Registrant as Specified in

its Charter)
Puerto Rico
001-14793
66-0561882
(State or Other Jurisdiction

of Incorporation)
(Commission

File Number)
(I.R.S. Employer
Identification No.)

1519 Ponce de Leon Ave.
P.O. Box 9146
San Juan
,
Puerto Rico
00908-0146
(Address of Principal Executive Offices) (Zip Code)
(
787
)
729-8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed

since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of
the registrant under any of the following provisions:
☐
Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading

Symbol(s)
Name of each exchange on which
registered
Common Stock ($0.10 par value)
FBP
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities

Exchange Act of 1934 (§240.12b-2
of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition
period for

complying with

any new

or revised

financial accounting

standards provided

pursuant to

Section 13(a)

of
the Exchange Act. ☐

Item 2.02
Results of Operations and Financial Condition.

On

January

27,

2026,

First

BanCorp.

(the

“Corporation”),

the

bank

holding

company

for

FirstBank

Puerto

Rico
(“FirstBank” or the

“Bank”),

issued a press

release announcing its unaudited

results of operations

for the quarter ended
December

31,

2025.

A

copy

of

the

press

release

is

attached

hereto

as

Exhibit

99.1

and

is

incorporated

herein

by
reference.
A copy

of the

presentation that

the Corporation

will use

at its

conference call

to discuss

its financial

results for

the
quarter

ended

December

31,

2025

is

attached

hereto

as

Exhibit

99.2

and

is

incorporated

herein

by

reference.

As
announced in a press

release dated December 23,

2025, the call may be

accessed via a live Internet

webcast at 10:00
a.m.

Eastern

time

on

Tuesday,

January

27,

2026,

through

the

Corporation’s

investor

relations

website:
www.fbpinvestor.com or through the dial-in

telephone number 833-470-1428

or 646-844-6383. The

participant access
code is 822609.

Item 9.01
Financial Statements and Exhibits

(d)

Exhibits

Exhibit

Description of Exhibit
99.1

Press Release dated January 27, 2026 - First BanCorp Announces Earnings for the quarter ended
December 31, 2025
99.2

First BanCorp Conference Call Presentation –

Financial Results for the quarter

ended December 31,
2025
104

Cover Page Interactive Data File (embedded within the Inline XBRL document).

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed”

for purposes of Section 18
of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and

99.2 be deemed
incorporated by reference in any filings under the Securities Act of 1933,

as amended.

Exhibit Index

Exhibit

Description of Exhibit
99.1
Press

Release

dated

January

27,

2026

-

First

BanCorp

Announces

Earnings

for

the

quarter

ended
December 31, 2025
99.2
First BanCorp Conference Call Presentation – Financial Results for the quarter ended December 31, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).
Exhibits 99.1

and 99.2

referenced therein,

shall not be

deemed “filed”

for purposes

of Section 18

of the
Securities Exchange

Act of 1934,

as amended, nor

shall Exhibits 99.1

and 99.2 be

deemed incorporated
by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the

requirements of the

Securities Exchange Act

of 1934, the

registrant has duly

caused this report
to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 27, 2026

First BanCorp.

By:

/s/ Orlando Berges

Name:

Orlando Berges

Title:

EVP and Chief Financial Officer